UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/11/2013

LinkedIn Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35168

Delaware	47-0912023
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2029 Stierlin Court
Mountain View, CA 94043
(Address of principal executive offices, including zip code)

(650) 687-3600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.    Unregistered Sales of Equity Securities

In connection with an acquisition agreement entered into on April 11, 2013, LinkedIn Corporation (the "Company") agreed to issue up to an aggregate of approximately 518,000 shares of its Class A common stock to the stockholders of Alphonso Labs, Inc. ("Alphonso Labs") as a portion of the consideration for all of the outstanding equity of Alphonso Labs. The final number of shares of the Company's Class A common stock to be issued in connection with the acquisitions is subject to adjustment based on (i) purchase price adjustment provisions, (ii) continuing service obligations to the Company of certain stockholders of Alphonso Labs, (iii) indemnification obligations of Alphonso Labs stockholders after the closing of the acquisition, and (iv) certain elections made by the stockholders of Alphonso Labs.
The proposed issuance of shares of the Company's Class A common stock to stockholders of Alphonso Labs in accordance with the terms and subject to the conditions set forth in the acquisition agreements will be made in reliance on the private offering exemption of Section 4(2) of the Securities Act and/or the private offering safe harbor provision of Rule 506 of Regulation D promulgated thereunder based on the following factors: (i) the number of offerees or purchasers, as applicable, (ii) the absence of general solicitation, (iii) investment representations obtained from the stockholders of Alphonso Labs, including with respect to their status as accredited investors, (iv) the provision of appropriate disclosure, and (v) the placement of restrictive legends on the certificates reflecting the securities.

Item 7.01.    Regulation FD Disclosure

On April 11, 2013, the Company issued a press release announcing the pending acquisition of Alphonso Labs. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information furnished on this Form 8-K, including the exhibits attached, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LinkedIn Corporation

Date: April 11, 2013	By:	/s/ Erika Rottenberg
Erika Rottenberg
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release